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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 14, 2000


                       SICKBAY HEALTH MEDIA, INC. ("SKBY")
                       -----------------------------------
                      (Exact name as specified in Charter)


          UTAH                   33-20525                     22-2223126
----------------------------   -------------             ---------------------
(State or other jurisdiction    (Commission                 (IRS Employer
   of incorporation)            File Number)            Identification Number)


                 510 BROADHOLLOW ROAD, MELVILLE, NEW YORK 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:       631-694-0400
                                                   -----------------------------


                                SICKBAY.COM, INC.
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          (Former name of former address, if changed since last report)


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



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Item 1.  Change in Control of Registrant - Not Applicable

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Item 2.  Acquisition of Disposition of Assets - Not Applicable

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Item 3.  Bankruptcy or Receivership - Not Applicable

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Item 4.  Changes in Registrant's Certifying Accountant -

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     Effective July 10, 2000, the Company engaged Lazar Levine & Felix, LLP, located at 350 Fifth Avenue, Suite 6820, New York, NY 10118-0170, to serve as its independent public accountants for the fiscal year ending December 31, 2000. The change of auditors was recommended by the full Board of Directors of the Company. The Company previously did not have an Audit Committee, but has now formed such a Committee consisting entirely of non-management directors.

     The change of auditors was not occasioned by any disagreement with the prior accountants, Linder & Linder, 8 Chatham Place, Dix Hills, NY 11746. The Company merely decided, as part of its growth plan, to transfer audit responsibilities to a larger full-service firm and intends to retain a professional relationship with the former accountants. The Company has authorized Linder & Linder to respond fully to the inquiries of the current accountants.

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Item 5.  Other Events.

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     On July 14, 2000, the Company finalized certain financing agreements with
First Frontier Holdings, Inc. ("FFH"). The financing agreements provide for the purchase of equity securities of the Company by FFH ("Stock Purchase Agreement"), negotiated arrangements for the management and operation of the Company ("Stockholders' Agreement") and obligations for the registration of the Common Stock of the Company purchased and to-be-purchased by FFH (the "Registration Rights Agreement"). The method of codification of the foregoing agreements and arrangements was the execution of an Amending Agreement, annexed hereto as Exhibit "A", dated July 14, 2000 and signed by both parties on or shortly after the date thereof.

The Stock Purchase Agreement

     (a) FFH has paid to the Company Four Million Three Hundred and Fourty-Five Thousand Dollars ($4,345,000) in cash and provided substantial services relating to the Company's Net Sweat, Health Publishing, Inc. and Healthline Publishing, Inc. acquisitions.

     (b) The Company has issued or authorized for issuance to FFH an aggregate of Four Million Three Hundred Forty-Five Thousand Shares (4,345,000) pursuant to the Agreements.

     (c) FFH remains obligated to invest an additional Six Hundred and Sixty-Five Thousand ($665,000) Dollars in cash for additional Shares of the Company's Common Stock. Upon such additional investment, the Company shall immediately authorize and issue Six Hundred and Sixty-Five Thousand (665,000) additional Shares or any such pro rata Shares to FFH.

     (d) FFH remains obligated to provide additional services to the Company. The services for a five year period ending March 2, 2005 include:

          (i) strategic planning for all phases of corporate growth;

          (ii) legal consultation for corporate positioning and Securities and Exchange Commission compliance;

          (iii) strategic financial planning for all phases of corporate growth;

          (iv) technical support relative to future acquisitions;

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          (v) due diligence assistance for Company acquisitions;

          (vi) merger and acquisition consultation for short term acquisitions and long term exit strategies;

          (vii) consultation for retaining sureties and bonding services;

          (viii) strategic planning for selection and approval of public exchange venues;

          (ix) structure future financial instruments for capital expansion;

          (x) introduction and negotiations to key institutional clients for market support, analysis and rating; and

          (xi) introduction to international institutional clients, exchanges and foreign markets.

     (e) The parties have stipulated that the fair value of the services to be provided by FFH is Ten Million ($10,000,000) Dollars. However, in the event of termination of the services of FFH for cause, the maximum number of Shares which FFH may lose is One Million (1,000,000) (based upon market value or $10.00 per Share, whichever is higher). The Company has a right to renew FFH's services for one (1) additional year from March 2, 2005 to March 2, 2006, for the issuance of an additional One Million (1,000,000) Shares.

     (f) FFH has the further right and option to purchase up to an additional Four Million (4,000,000) Shares on or before September 15, 2000 at an additional purchase price of $4.00 per share.

The Stockholders' Agreement

     (a) The Board of Directors shall initially consist of five (5) Directors, one of whom shall be appointed by FFH. Two (2) additional Directors, Dr. Eric Donnenfeld and Mr. Glen Bilbo, have been recently added to the Board of Directors. Mr. Bilbo is the appointee of FFH, and Dr. Donnenfeld is unaffiliated with management.

     (b) FFH has the right of first refusal on all subsequent financings by the Company for any placements of existing Stock or Warrants by the Company through March 2, 2005.

     (c) The principal shareholders of the Company have agreed not to transfer any Shares until after the consummation of a Qualified Secondary Offering. "Qualified Secondary Offering" has been defined as an offering with gross proceeds to the Company of at least Ten Million ($10,000,000) Dollars reflecting a market value of the Company of at least Fifty Million ($50,000,000) Dollars prior thereto.

     (d) FFH has the right to participate in any transfer of Shares by a founder, with certain exceptions, and each founder shall have the right to participate in the transfer of any Shares by FFH.

     (e) All Shares issued to FFH bear a legend restricting re-transfer and have been issued subject to the requirements of registration under the Securities Act of 1933, as amended.

The Registration Rights Agreement

     FFH has the right to demand a registration with respect to the securities held by it at any time not later than six (6) months following a Qualified Secondary Offering. In addition, if the Company proposes to register any of its Shares under the Securities Act for sale to the public, whether for its own account or the account of other security holders, it will be, under most circumstances, obligated to offer to FFH the right to include its Shares, or a portion thereof, in such registration. The usual conditions for registration, including cross-indemnification, have been included in the Agreement.

The foregoing is a summary of the referenced Agreements and is not intended to be a complete re-statement thereto. This summary shall not in any way modify the Agreements.

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Item 6.  Resignations of Registrant's Directors - None.

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Item 7.  Financial Statements and Exhibits -

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     Exhibit A. Amending Agreement dated July 14, 2000 relating to the FFH
Agreements with the Company.

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Item 8.  Change in Fiscal Year - Not Applicable

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Item 9.  Sales of Equity Securities Pursuant to Regulations--
             Not Applicable

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      SICKBAY HEALTH MEDIA, INC.
                                      (formerly known as Sickbay.com, Inc.)


                                      /s/ MARK BASILE
                                      ------------------------------------------
                                      Mark Basile
                                      Chairman and Secretary


                                      /s/ ALLEN MOTOLA
                                      ------------------------------------------
                                      Dr. Allen Motola
                                      President and Treasurer


Dated: July 25, 2000

                           SICKBAY HEALTH MEDIA, INC.

                             EXHIBIT A TO 8-K FILED

                                SICKBAY.COM, INC.
                              510 BROADHOLLOW ROAD
                                    SUITE 300
                               MELVILLE, NY 11747

                                                              July 14, 2000

First Frontier Holdings, Inc.
111 Great Neck Road
Great Neck, New York

Att:  Glen B. Bilbo
      President

Dear Mr. Bilbo:

     Reference is made to certain agreements identified herein by and between Sickbay.com, Inc., a Utah corporation (the "Company") and First Frontier Holdings, Inc., a New York corporation ("FFH").

     The parties have signed and delivered each of the following agreements:
Stock Purchase Agreement dated as of March 6, 2000; Stockholders Agreement dated March 6, 2000; and Registration Rights Agreement dated as of March 6, 2000 (collectively the "Agreements"). Notwithstanding the "as of" dates of such Agreements, the parties stipulate and agree all of such Agreements were first signed and delivered in June 2000.

     WHEREAS, pursuant to the Stock Purchase Agreement, the Company has agreed to sell to FFH, and FFH has agreed to purchase from the Company, for the consideration specified in subparagraphs (b) and (c) of Section 3 of the Stock Purchase Agreement a total of up to Six Million Four Hundred Thousand (6,400,000) shares of the Company's Common Stock par value $.001 (the "Shares");

Mr. Glen Bilbo
July 14, 2000
Page 2

     WHEREAS, pursuant to the Stock Purchase Agreement and in exchange of the Shares permitted and required to be issued by the Company, FFH has agreed to pay to the Company an aggregate of Five Million ($5,000,000) Dollars plus certain additional consideration. Of the $5,000,000 amount, Two Million ($2,000,000) Dollars is allocated to initiate and close certain acquisition transactions for Two Million (2,000,000) of the Shares (the "Acquisition Shares") are included in the 6,400,000 Shares specified above;

     WHEREAS, the Company has heretofore completed the NetSweat Health Publishing Inc. acquisition, and the asset purchase of Healthline Publishing, Inc. with the consent and assistance of FFH in contemplation of that purchase;

     WHEREAS, pursuant to the provisions of paragraph 3(b), the Company agrees that FFH has heretofore paid to the Company: (i) Five Hundred Thousand ($500,000) Dollars prior to March 6, 2000; (ii) One Million Two Hundred Fifty Thousand ($1,250,000) Dollars which was due on March 15, 2000; (iii) One Hundred Fifty Thousand ($150,000) Dollars of the $1,250,000 due on May 1, 2000; and (iv) One Million One Hundred Thousand Dollars ($1,100,000) immediately prior hereto;

     WHEREAS, in addition to the foregoing, FFH has advanced to the Company One Million Three Hundred Forty Five Thousand Dollars ($1,345,000) of the Two Million ($2,000,000) Dollars due pursuant to paragraph (iv) of subparagraph (b) of Section 3 of the Stock Purchase Agreement; and

     WHEREAS, Six Hundred Fifty Five Thousand Dollars ($655,000) remains due and owing to the Company for Shares to be delivered, and Company acknowledges that FFH has paid One Million Three Hundred Forty Five Thousand Dollars ($1,345,000) of the Two Million Dollar ($2,000,000) acquisition allocation representing the balance of funds allocated for Company acquisition; and

     WHEREAS, Four Million Three Hundred Forty Five Thousand (4,345,000) Shares have been authorized for issuance to FFH, as set forth herein.

     NOW, THEREFORE, the parties hereby have agreed to implement the Agreements, as modified hereby, as follows:

     I. The Stockholders Agreement shall be and hereby is deemed to be in full force and effect without further action required by any party with respect thereto. The date of such Agreement shall

Mr. Glen Bilbo
July 14, 2000
Page 3

be changed for all purposes to July 14, 2000.

     II. The Registration Rights Agreement shall be deemed to be in full force and effect without further action required by any party with respect thereto. The date of such Agreement shall be changed for all purposes to July 14, 2000.

     III. The Stock Purchase Agreement shall be deemed to be in full force and effect, except as hereinafter otherwise required, without further action by either party, as follows:

          A. The Company has previously authorized the issuance to FFH of Three Million (3,000,000) Shares, based upon the original funding agreement.

          B. The Company has further authorized and issued to FFH an additional One Million Three Hundred Forty Five Thousand (1,345,000) Shares in compliance with the acquisition portion of the Funding Agreement, and notification to the Company's transfer agent, to that effect, has been sent.

          C. There remains due to the Company, the sum of Six Hundred Fifty Five Thousand Dollars ($655,000) that represents the balance of the portion of said funding representing the balance of the acquisition portion of FFH and Company agrees that the balance of the acquisition funding shall be made adjustable pending the Company's need for such funds.

          D. Upon receipt of the Six Hundred Fifty Five Thousand Dollars ($655,000) referred to in III (C) above, or any portion thereof the Company shall immediately authorize and issue Six Hundred Fifty Five Thousand (655,000) additional Shares or any such pro rata additional Shares to FFH.

IV. Miscellaneous.

     A. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested, with a copy sent by ordinary mail on the same day), telex, telecopier with confirmation and followed promptly by hard copy in accordance with this provision, or courier guaranteeing overnight delivery and recognized for high quality service:

          (i) if to FFH, at

Mr. Glen Bilbo
July 14, 2000
Page 4

             c/o First Frontier Holdings, Inc.
             Beckman, Millman & Sanders, LLP
             General Counsel
             First Frontier Holdings, Inc.
             116 John Street - Suite 1313
             New York, NY 10038
             Tel: 212/406-4700
             Fax: 212/406-3750

             Attn: Steven A. Sanders, Esq.

     (ii) if to the Company at

               Sickbay.Com, Inc.
               510 Broadhollow Road
               Melville, NY 11747
               Attention: Mr. Mark R. Basile, CEO.
               Tel: 516/694-0040
               Fax: 516/694-2234

with a copy to:

              D. David Cohen, Esq.
              The Jericho Atrium
              500 No. Broadway - Suite 133
              Jericho, New York 11753
              Tel: 516/933-1700
              Fax: 516/933-8454

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company or to FFH (in the case of the Company).

     All such notices and communications shall be deemed to have been duly given: at the time delivered, if delivered by hand or telex; one (1) business day if sent by overnight courier; five (5) business days after being deposited in the mail, if mailed; and when receipt acknowledged, if telecopied.

     B. Parties. This Agreement shall inure to the benefit of and be binding upon FFH and the Company and their respective successors and assigns provided, however, that FFH may not assign, subcontract or otherwise subdivide its responsibilities under subparagraphs (c) and (e) of Section 3 of the Stock Purchase Agreement.

Mr. Glen Bilbo
July 14, 2000
Page 5

     C. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

     D. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof, applicable to contracts made and to be performed within that State.

     E. Remedies/Prior Defaults. Each of the parties hereby waives any and all defaults, if any, arising prior to the day hereof. The sole and exclusive remedy for the Company, by reason of the nonperformance by FFH of its obligations with respect to the payment of the sums due, shall be as follows:

          (i) Upon any uncured failure to pay the Six Hundred Fifty Five Thousand ($655,000) Dollars due to the Company, the Company shall be relieved of its responsibility to issue the additional Shares, prorata, required by paragraph III (D) of this Agreement.

          (ii) In the event of payment by FFH and failure to deliver the Shares by the Company, FFH shall be entitled to a declaratory judgment requiring the issuance of the Shares together with such rights and remedies, including claims for damages, if any, resulting from the failure to deliver such Shares as may arise therefrom.

     F. Further Warranties by the Company. The Company stipulates and agrees that to the extent that FFH failed to comply with the terms of the Stock Purchase Agreement, Stockholders' Agreement and/or Registration Rights Agreement prior to the date

Mr. Glen Bilbo
July 14, 2000
Page 6

hereof, the Company was not adversely affected in any material fashion and that any implication to the contrary in any communications from the Company to FFH or its counsel are hereby withdrawn upon the due execution of this Agreement.

     G. Effect of Headings. The Article and Section headings herein and in the Agreements are for convenience only and shall not affect the construction hereof.

     H. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

     I. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     J. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy on the part of any party upon any breach or default of any party to this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party of any breach or default under this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies either under this Agreement, or by law otherwise afforded to any party, shall be cumulative and not alternative.

     K. Entire Agreement. This letter agreement, together with the Agreements annexed hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the

Mr. Glen Bilbo
July 14, 2000
Page 7

parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or in the Agreements. The company shall first clear with FFH's counsel any SEC filings relating to this letter agreement and the Agreements. The Company shall first clear with FFH's counsel any SEC filings relating to this letter agreement and the Stock Purchase Agreement, Stockholders Agreement and Registration Rights Agreement.


                                               Very truly yours,

                                               SICKBAY.COM, INC.

                                               By:  /s/ MARK BASILE, CEO
                                               ---------------------------------


                                               /s/ MARK BASILE
                                               ---------------------------------
                                               MARK BASILE, ESQ.
                                               Individually with Respect to
                                               the Stockholders Agreement


                                               /s/ ALLEN MOTOLA
                                               ---------------------------------
                                               DR. ALLEN MOTOLA
                                               Individually with Respect to
                                               the Stockholders Agreement


ACCEPTED AND AGREED:

FIRST FRONTIER HOLDINGS, INC.

By: /s/ GLEN B. BILBO, PRES.
   ------------------------------
        Glen B. Bilbo, President